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                                                                     Exhibit 4.1


NUMBER
EU
                                  COMMON STOCK
                                PAR VALUE $00.01
   SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND
                             RESTRICTIONS, IF ANY.
                                     [LOGO]
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO
                                     SHARES
                               CUSIP 298716 10 1
                      SEE REVERSE FOR CERTAIN DEFINITIONS
THIS IS TO CERTIFY that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF $00.01 EACH, OF EUROBANCSHARES, INC., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
                                                                       /s/
                                                                       Secretary
                                                                          [SEAL]
                                                                       /s/
                                                                       PRESIDENT

COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK,
NY) TRANSFER AGENT AND REGISTRAR

                                                              BY
                                                              AUTHORIZED OFFICER

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                              EUROBANCSHARES, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.
For Value Received hereby sell assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) Shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

The Certificate of Incorporation of the Corporation authorizes it to issue more than one class of stock which may be issued in one or more series. The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designation, preferences and relative participating, optional or other special rights of the Common Stock evidenced by this certificate and of each other class of stock or shares which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and rights. Any request should be made to the Secretary of the Corporation.